SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 7, 2003

BROADCOM CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	000-23993	33-0480482

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16215 Alton Parkway, Irvine, California 92618
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (949) 450-8700

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Item 5. Other Events

On April 7, 2003 Broadcom Corporation issued a press release announcing an employee stock option exchange program, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits

99.1	Press Release dated April 7, 2003 of the Registrant.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADCOM CORPORATION,
a California corporation

April 7, 2003	By:	/s/ WILLIAM J. RUEHLE

William J. Ruehle
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated April 7, 2003 of the Registrant